Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2007 of Xinhua China Ltd., a Nevada corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Xianping Wang, President, Chief Executive Officer and a director of the Company certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2007                                                                     /s/ Xianping Wang
                                                                                                   Xianping Wang, President, CEO
                                                                                                   and a Director